Exhibit 99.1

Penguin Solutions Announces Closing of $200 Million Strategic Investment from SK Telecom

MILPITAS, CA, December 16, 2024 – BUSINESS WIRE – Penguin Solutions, Inc. (“Penguin Solutions”) (NASDAQ: PENG), a leading designer and developer of high-performance, high-availability enterprise solutions, today announced the closing of the previously announced strategic investment of SK Telecom (“SKT”) (NYSE: SKM), an affiliate of SK Group. SKT, through Astra AI Infra LLC, a special purpose vehicle formed by SKT to consummate the Investment, has acquired 200,000 convertible preferred shares, par value $0.03 per share, of Penguin Solutions (the “CPS”), at a purchase price of $1,000 per share (the “Investment”). The CPS are convertible into ordinary shares, par value $0.03 per share, of Penguin Solutions (the “Ordinary Shares”), at a conversion price of $32.80784 per preferred share, subject to adjustment upon the occurrence of certain events. The CPS entitle the holder to receive dividends of 6% per annum, cumulative, and payable quarterly in-kind or in cash at Penguin Solutions’ option, subject to certain conditions. A holder of the CPS may convert such holder’s CPS into Ordinary Shares at any time, provided that the CPS may, at Penguin Solutions’ option, automatically be converted into Ordinary Shares on any date following the second year anniversary of the closing of the Investment upon which the volume-weighted average price of the Ordinary Shares for any fifteen consecutive trading day period equals or exceeds 150% of the then-applicable conversion price.

The gross proceeds to Penguin Solutions from the transaction are $200 million, before deducting fees and other transaction expenses payable by Penguin Solutions. Penguin Solutions intends to use the net proceeds from the transaction to enhance its capabilities and add to Penguin Solutions’ financial flexibility as it further expands the scope and scale of its Penguin Solutions branded end-to-end AI factory offerings.

In connection with the Investment, Penguin Solutions has added Min Yong Ha to its Board of Directors, as a designee of SKT. Mr. Ha has served as SKT’s Chief Development Officer since April 2022. Previously, Mr. Ha also served as the Chief Executive Officer of AI semiconductor companies and affiliates of SKT, SAPEON Inc. from July 2024 until November 2024 and SAPEON Korea Inc. from July 2024 until December 2024. Prior to his positions at SKT and its affiliates, Mr. Ha held various positions at SKT, including as Vice President, Global Alliance, Vice President, Corporate Planning and Vice President, Innovation Suite. Mr. Ha also serves on the boards of several private companies, including SKT affiliates, Pacific Telecom, Inc., ID Quantique, and Rebellions Inc. Mr. Ha holds a B.A. in Economics from the University of Seoul and an M.B.A from Indiana University.

To reflect the accounting impact of the Investment, the Company is updating its diluted earnings per share outlook for fiscal year 2025, which was previously provided on October 15, 2024. The updated diluted earnings per share outlook for fiscal year 2025 incorporates the non-cash effect of the CPS issued at Closing, the estimated future payments to holders of the CPS equal to six (6)% per annum, as described above, and the estimated interest income from the proceeds. The Company’s update to its diluted earnings per share outlook for fiscal year 2025 is solely a result of the Closing.

	Previous GAAP Outlook	Adjustments		Previous Non-GAAP Outlook
Diluted earnings per share	$0.30 +/- $0.20	$1.40	(A)(B)(C)(D)	$1.70 +/- $0.20

	Updated GAAP Outlook	Adjustments		Updated Non-GAAP Outlook
Diluted earnings per share	$0.10 +/- $0.20	$1.40	(A)(B)(C)(D)	$1.50 +/- $0.20

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$31
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	48
(C) Other adjustments	12
(D) Estimated income tax effects	(12)

$79

As previously announced, the Company will host its quarterly financial webcast and conference call for its first quarter fiscal year 2025 earnings after market close on Wednesday, January 8, 2025, beginning at 1:30 p.m. Pacific Time (PT) / 4:30 p.m. Eastern Time (ET).

The securities described above were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and, along with the shares of Ordinary Shares underlying the CPS, have not been registered under the Securities Act, or applicable state securities laws. Accordingly, the securities described above, including the shares of Ordinary Shares underlying the CPS, may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in this offering, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Advisors

Centerview Partners acted as exclusive financial advisor to Penguin Solutions. Latham & Watkins acted as legal advisor to Penguin Solutions. Baker McKenzie acted as legal advisor to SKT.

About Penguin Solutions

The most exciting technological advancements are also the most challenging for companies to adopt. At Penguin Solutions, we support our customers in achieving their ambitions across our computing, memory, and LED lines of business. With our expert skills, experience, and partnerships, we turn our customers’ most complex challenges into compelling opportunities.

About SKT

SKT has been leading the growth of the mobile industry since 1984. Now, it is taking customer experience to new heights by extending beyond connectivity. By placing AI at the core of its business, SKT is rapidly transforming into an AI company with a strong global presence. It is focusing on driving innovations in areas of AI Infrastructure, AI Transformation (AIX) and AI Service to deliver greater value for industry, society, and life.

Use of Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements include, but are not limited to, statements concerning Penguin Solutions’ anticipated use of proceeds from the SKT investment. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “believe,” “could,” “will,” “may” and other words of similar meaning. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Penguin Solutions’ control, including, among others, failure to realize opportunities relating to Penguin Solutions’ growth and stakeholder value and other factors and risks detailed in Penguin Solutions’ filings with the U.S. Securities and Exchange Commission (which include Penguin Solutions’ most recent Annual Report on Form 10-K), including Penguin Solutions’ future filings. Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of Penguin Solutions to be materially different from Penguin Solutions’ forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this press release, and Penguin Solutions does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.